Exhibit 26(h)(xii)
Amendment to Participation Agreement

Schedule A
to
Participation Agreement
Between
Transamerica Series Trust
and
Transamerica Life Insurance Company
Transamerica Financial Life Insurance Company
Transamerica Premier Life Insurance Company
Dated
May 1, 2013

ACCOUNTS, CONTRACTS, FUNDS
EFFECTIVE AS OF DECEMBER 16, 2016

Name of Account
AES Private Placement VA Separate Account
ML of New York Variable Annuity Separate Account A
ML of New York Variable Annuity Separate Account C
Mutual Fund Account
PFL Corporate Account One
Retirement Builder Variable Annuity Account
Separate Account Fund B
Separate Account Fund C
Separate Account VA-2L
Separate Account VA-2LNY Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VA-8
Separate Account VA AA
Separate Account VA B
Separate Account VA BNY
Separate Account VA CC
Separate Account VA FF
Separate Account VA HH
Separate Account VA Q
Separate Account VA QNY
Separate Account VA QQ
Separate Account VA U
Separate Account VA V
Separate Account VL
Separate Account VL A
Separate Account VUL-1 of Transamerica Life Insurance Company
Separate Account VUL-2 of Transamerica Life Insurance Company
Separate Account VUL-3 of Transamerica Life Insurance Company
Separate Account VUL-4 of Transamerica Life Insurance Company
Separate Account VUL-5 of Transamerica Life Insurance Company
Separate Account VUL-6 of Transamerica Life Insurance Company
Separate Account VUL-A
TA PPVUL 1
TFLIC Separate Account C
TFLIC Series Annuity Account
TFLIC Series Life Account
TFLIC Separate Account VNY
Transamerica Corporate Separate Account Sixteen
Transamerica Occidental Separate Account Two
WRL Series Annuity Account
WRL Series Annuity Account B
WRL Series Life Account
WRL Series Life Account G

Name of Contract
Advantage SE
Advantage V
Advantage VI
Advantage X
Advisor's EdgeSM NY Variable Annuity
Advisor's Edge Select Private Placement
Advisor's Edge SelectSM Variable Annuity
Advisor's EdgeSM Variable Annuity
Advisor's EdgeSM Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
DWS Personal Pension Variable Annuity
DWS Personal Pension Variable Annuity (NY)
Estate Enhancer Variable Life
Fund B
Fund C
Huntington Allstar Select
Immediate Income BuilderSM II
Income EliteSM Variable Annuity
Income EliteSM Variable Annuity (NY)
Inheritance Builder Plus
Janus Annuity Variable Annuity
Legacy Builder Plus
MEMBERS® ExtraSM Variable Annuity
MEMBERS® FreedomSM Variable Annuity
MEMBERS® LandmarkSM Variable Annuity
MEMBERS® LibertySM Variable Annuity
MEMBERS® Variable Annuity Series
Merrill Lynch Investor Choice AnnuitySM (NY (Investor Series)
Merrill Lynch Consults Annuity® (NY)
Merrill Lynch Retirement Power® (NY)
Merrill Lynch Retirement Optimizer® (NY)
Partners Variable Annuity Series
Portfolio SelectSM Variable Annuity
Premier Asset Builder Variable Annuity
Prism Variable Annuity (A & B Units)
Privilege Select Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Retirement Income Builder IISM Variable Annuity
Retirement Income BuilderSM Variable Annuity
SecurePathSM Variable Annuity
SecurePathSM NY Variable Annuity
TFLIC Financial Freedom Builder
TFLIC Freedom Elite Builder
TFLIC Freedom Elite Builder II
TFLIC Freedom Premier Variable Annuity
TFLIC Freedom Wealth Protector
Transamerica Journey NY
The Atlas Portfolio Builder Variable Annuity
The Equity Protector
The One® Income AnnuitySM
TransAccumulator® VUL
TransAccumulator® VUL II
Transamerica Access Variable Annuity
Transamerica Advisor EliteSM II
Transamerica Advisor EliteSM Variable Annuity
Transamerica Advisor EliteSM Variable Annuity (NY)
Transamerica AxiomSM II
Transamerica AxiomSM Variable Annuity
Transamerica AxiomSM NY Variable Annuity
Transamerica Bounty® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Classic® Variable Annuity
Transamerica Classic® Variable Annuity (NY)
Transamerica Elite
Transamerica ExtraSM Variable Annuity
Transamerica® Freedom Asset Advisor
Transamerica® Freedom Elite Builder II
Transamerica Associate Freedom Elite Builder
Transamerica FreedomSM Variable Annuity
Transamerica Income EliteSM II
Transamerica Journey
Transamerica LandmarkSM Variable Annuity
Transamerica LandmarkSM NY Variable Annuity
Transamerica LibertySM Variable Annuity
Transamerica LibertySM NY Variable Annuity
Transamerica Lineage®
Transamerica Opportunity Builder Variable Annuity
Transamerica Preferred Advantage Variable Annuity
Transamerica PrincipiumSM III
Transamerica PrincipiumSM III (NY)
Transamerica PrincipiumSM II Variable Annuity
Transamerica PrincipiumSM II Variable Annuity (NY)
Transamerica PrincipiumSM Variable Annuity
Transamerica Retirement Income PlusSM
Transamerica SecurePathSM for Life Product
Transamerica Traditions Variable Annuity
Transamerica Tribute®
Transamerica Variable Annuity Series
Transamerica Variable Annuity Series (NY)
Transamerica Variable Annuity O-Share
Transamerica Variable Annuity O-Share (NY)
Transamerica® Xcelerator Exec
TransEquity®
TransEquity® II
TransMark Optimum Choice® Variable Annuity
TransSurvivorSM VUL
TransUltra® VUL
WRL Evolution
WRL Financial Freedom Builder
WRL ForLife
WRL Benefactor
WRL Freedom Access® II
WRL Freedom Access Variable Annuity
WRL Freedom Advisor
WRL Freedom Attainer Variable Annuity
WRL Freedom Bellwether Variable Annuity
WRL Freedom Conqueror Variable Annuity
WRL Freedom Elite
WRL Freedom Elite Advisor
WRL Freedom Elite Builder WRL Freedom Enhancer® II
WRL Freedom Enhancer Variable Annuity
WRL Freedom Equity Protector
WRL Freedom Multiple
WRL Freedom Premier® II
WRL Freedom Premier III Variable Annuity
WRL Freedom Premier Variable Annuity
WRL Freedom SP Plus
WRL Freedom Variable Annuity
WRL Freedom Wealth Creator Variable Annuity
WRL Freedom Wealth Protector
WRL Xcelerator and Xcelerator Focus

Name of Fund
Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.
Transamerica AB Dynamic Allocation VP
Transamerica Aegon Government Money Market VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon U.S. Government Securities VP
Transamerica American Funds Managed Risk VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Barrow Hanley Dividend Focused VP
Transamerica BlackRock Equity Smart Beta 100 VP (Currently not offering Initial Class Shares)
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Transamerica BlackRock Smart Beta 50 VP (Currently not offering Initial Class Shares)
Transamerica BlackRock Smart Beta 75 VP (Currently not offering Initial Class Shares)
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Janus Mid-Cap Growth VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)
Transamerica Legg Mason Dynamic Allocation – Growth VP (Currently not offering Initial Class Shares)
Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares)
Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)
Transamerica Managed Risk – Balanced ETF VP
Transamerica Managed Risk – Conservative ETF VP
Transamerica Managed Risk – Growth ETF VP
Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi-Manager Alternative Strategies VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica PineBridge Inflation Opportunities VP
Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares)
Transamerica QS Investors Active Asset Allocation – Conservative VP
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Transamerica QS Investors Active Asset Allocation – Moderate VP
Transamerica Small/Mid Cap Value VP
Transamerica Torray Concentrated Growth VP
Transamerica T. Rowe Price Small Cap VP
Transamerica TS&W International Equity VP
Transamerica WMC US Growth VP
Transamerica WMC US Growth II VP